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                                                                   EXHIBIT 25.2

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                               -----------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               -----------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                               -----------------

                              JPMORGAN CHASE BANK
              (Exact name of trustee as specified in its charter)

                      New York                 13-4994650
                      (State of                  (I.R.S.
               incorporation if not a    employer identification
                   national bank)                 No.)

              270 Park Avenue New York,           10017
                      New York
                (Address of principal          (Zip Code)
                 executive offices)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)

                               -----------------

                           Union Pacific Corporation
              (Exact name of obligor as specified in its charter)

                        Utah                   13-2626465
                   (State or other               (I.R.S.
                    jurisdiction         employer identification
                 of incorporation or              No.)
                    organization)

              1416 Dodge Street Omaha,            68179
                      Nebraska
                (Address of principal          (Zip Code)
                 executive offices)

                               -----------------

                                Debt Securities
                      (Title of the indenture securities)

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

                                    GENERAL

Item 1.  General Information.

   Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

          New York State Banking Department, State House, Albany, New York
       12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.

      (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.  Affiliations with the Obligor and Guarantors.

   If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

      None.

Item 16.  List of Exhibits

   List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
   Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

      5. Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act (see
   Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8. Not applicable.

      9. Not applicable.

                                   SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 20th day of May, 2002.

                                               JPMORGAN CHASE BANK

                                               By         /S/  W.B. DODGE
                                                   -----------------------------
                                                   W. B. Dodge, Vice President

                             Exhibit 7 to Form T-1

                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                              JPMorgan Chase Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,
                at the close of business December 31, 2001, in
        accordance with a call made by the Federal Reserve Bank of this
        District pursuant to the provisions of the Federal Reserve Act.

                                                                           Dollar Amounts in
                                                                               Millions
                                                                           -----------------
                                  ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin.....................          $ 21,396
   Interest-bearing balances..............................................            12,495
Securities:
   Held to maturity securities............................................               442
   Available for sale securities..........................................            52,916
   Federal funds sold and securities purchased under agreements to resell.            75,076
Loans and lease financing receivables:
   Loans and leases held for sale.........................................             4,515
   Loans and leases, net of unearned income............................... $173,654
   Less: Allowance for loan and lease losses..............................    3,275
                                                                           --------
   Loans and leases, net of unearned income and allowance.................           170,379
Trading Assets............................................................           140,469
Premises and fixed assets (including capitalized leases)..................             5,502
Other real estate owned...................................................                41
Investments in unconsolidated subsidiaries and associated companies.......               360
Customers' liability to this bank on acceptances outstanding..............               270
Intangible assets
   Goodwill...............................................................             1,739
   Other Intangible assets................................................             4,762
Other assets..............................................................            47,464
                                                                                    --------
TOTAL ASSETS..............................................................          $537,826
                                                                                    ========
                               LIABILITIES
Deposits
   In domestic offices....................................................          $160,102
   Noninterest-bearing.................................................... $ 70,338
   Interest-bearing.......................................................   89,764
   In foreign offices, Edge and Agreement subsidiaries and IBF's..........           120,371
   Noninterest-bearing.................................................... $  7,610
   Interest-bearing.......................................................  112,761
Federal funds purchased and securities sold under agreements to repurchase            79,946
Trading liabilities.......................................................            92,208
Other borrowed money (includes mortgage indebtedness and obligations under
  capitalized leases).....................................................            11,399
Bank's liability on acceptances executed and outstanding..................               293
Subordinated notes and debentures.........................................             9,467
Other liabilities.........................................................            30,651
                                                                                    --------
TOTAL LIABILITIES.........................................................           504,437
                                                                                    ========
Minority Interest in consolidated subsidiaries............................               116

                                                            Dollar Amounts in
                                                                Millions
                                                           ------------------
                       EQUITY CAPITAL
  Perpetual preferred stock and related surplus...........              $      0
  Common stock............................................                 1,476
  Surplus (exclude all surplus related to preferred stock)                16,020
  Retained earnings.......................................                16,149
  Accumulated other comprehensive income..................                  (372)
  Other equity capital components.........................                     0
                                                                        --------
  TOTAL EQUITY CAPITAL....................................                33,273
                                                                        --------
  TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL              $537,826
                                                                        ========

   I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                          JOSEPH L. SCLAFANI

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                          WILLIAM B. HARRISON, JR.
                                          HELENE L. KAPLAN
                                          H.W. BECHERER
                                                                   DIRECTORS

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